CP HIGH YIELD TREND ETF
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 99.0%
	FIXED INCOME - 99.0%
63,903	iShares 3-7 Year Treasury Bond ETF	$ 7,302,835

	TOTAL EXCHANGE-TRADED FUNDS (Cost $7,971,778)	7,302,835

	TOTAL INVESTMENTS - 99.0% (Cost $7,971,778)	$ 7,302,835
	OTHER ASSETS IN EXCESS OF LIABILITIES- 1.0%	74,401
	NET ASSETS - 100.0%	$ 7,377,236

ETF	- Exchange-Traded Fund